NEUBERGER BERMAN EQUITY FUNDS(R)



                              INVESTOR CLASS SHARES



                       PROSPECTUS DATED: DECEMBER 17, 2001



                                NEUBERGER BERMAN

                                  CENTURY FUND



         These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                      PAGE
                                                                      ----
NEUBERGER BERMAN CENTURY FUND..................................................2
YOUR INVESTMENT................................................................8
PRIVILEGES AND SERVICES........................................................8
DISTRIBUTIONS AND TAXES........................................................9
MAINTAINING YOUR ACCOUNT......................................................11
BUYING SHARES.................................................................14
SELLING SHARES................................................................16
FUND STRUCTURE................................................................18


The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this prospectus are either service marks or registered trademarks of Neuberger Berman Management Inc.(C)2001 Neuberger Berman Management Inc.

NEUBERGER BERMAN CENTURY FUND

THIS FUND

    o   is designed for investors with long-term goals in mind

    o offers you the opportunity to participate in financial markets through a professionally managed stock portfolio

    o also offers the opportunity to diversify your portfolio with a fund that invests using a growth approach

    o carries certain risks, including the risk that shares, when redeemed, may be worth more or less than their original cost

    o is a mutual fund, not a bank deposit, and is not guaranteed or insured by the FDIC or any other government agency

    o   normally invests at least 80% of net assets in equity securities

[SIDE BAR]
FUND MANAGEMENT

         The NEUBERGER BERMAN CENTURY FUND is managed by Neuberger Berman Management Inc., in conjunction with Neuberger Berman, LLC, as sub-adviser. Together, the firms manage $52.1 billion in total assets (as of September 30, 2001) and continue an asset management history that began in 1939.

RISK INFORMATION

         This prospectus discusses principal risks of investing in fund shares. These and other risks are discussed in detail in the Statement of Additional Information (see back cover).

         Due to the tragic and extraordinary events on and after September 11, 2001, short-term market activity has been highly volatile, See our website at WWW.NB.COM for up-to-date market performance.

[END SIDE BAR]

GOAL AND STRATEGY

THE FUND SEEKS LONG TERM GROWTH OF CAPITAL; DIVIDEND INCOME IS A SECONDARY GOAL.

         To pursue these goals, the fund invests mainly in common stocks of large-capitalization companies. The fund seeks to reduce risk by diversifying among many companies, sectors and industries in order to moderate variability in the fund's performance.

         The manager employs a disciplined investment strategy when selecting growth stocks. He seeks to buy companies with strong earnings growth and the potential for higher earnings, priced at attractive levels relative to their growth rates. Factors in identifying these firms may include:

         o   solid balance sheets

         o   earnings that have exceeded analysts' expectations

         o   a strong position relative to competitors

         o   a stock price that is reasonable in light of its growth rate

         The manager also follows a disciplined selling strategy and may eliminate a stock from the portfolio when the company's fundamentals deteriorate, a target price is reached, or when it appears substantially less desirable than another stock.

         The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

[SIDE BAR]
LARGE-CAP STOCKS

         Large-cap companies are usually well-established. They typically have a variety of products and business lines, an experienced management team and a sound financial base that can help them weather bad times.

         Because of their size, large-cap companies may grow at a slower rate than small-cap companies. But their returns have sometimes led those of smaller companies, often with lower volatility.

GROWTH INVESTING

         For growth investors, the aim is to invest in companies that are already successful but could be even more so. Often, these stocks are in emerging or rapidly growing industries.

         While most growth stocks are known to investors, they may not yet have reached their full potential. The growth investor looks for indications of continued success.
[END SIDE BAR]

MAIN RISKS

[SIDE BAR]
OTHER RISKS

         Borrowing, securities lending, and derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

         Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

         When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term fixed-income investments. This could help the fund avoid losses but may mean lost opportunities.

[END SIDE BAR]

         Most of the fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

         At  times,   large-cap   stocks  may  lag  other  types  of  stocks  in
performance, which could cause the fund to perform worse than certain other funds over a given time period.

         Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the prices of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks. The fund's performance may also suffer if certain stocks do not perform as the portfolio manager expected. To the extent that the manager sells stocks before they reach their market peak, the fund may miss out on opportunities for higher performance.

         Through active trading, the fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

PERFORMANCE

         The charts below provide an indication of the risks of investing in Investor Class shares of the fund. The bar chart shows how the fund's performance has varied from year to year. The table below the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with broader measures of market performance. This information is based on past performance; it's not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year*
--------------------------------------------------------------------------------
  1991     `92     `93     `94    `95     `96     `97    `98     `99      `00
--------------------------------------------------------------------------------
                                                                        -15.48

--------------------------------------------------------------------------------





BEST QUARTER:  Q1 '00, 11.74%            WORSE QUARTER:  Q4 '00, -22.61%
Year-to-date performance as of 9/30/01:  -40.84%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/00
--------------------------------------------------------------------------------




                                                                     Since
                                                                   Inception
                                                    1 Year         (12/6/99)
--------------------------------------------------------------------------------

CENTURY FUND                                           -15.48       -2.61
Russell 1000 Growth Index                              -22.42      -16.73
S&P 500                                                 -9.10       -6.28

------------------------------------------------- ------------ -----------------

[SIDE BAR]
PERFORMANCE MEASURES

         The information on this page provides different measures of the fund's total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund.

         As a frame of reference, the table includes broad-based indexes of the entire U.S. equity market and of the portion of the market the fund focuses on. The fund's performance figures include all of its expenses; the indexes do not include costs of investment.
[END SIDE BAR]

INVESTOR EXPENSES

[SIDE BAR]
MANAGEMENT

         BROOKE A. COBB is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC, and has managed the fund since December 1999. He joined Neuberger Berman, LLC in 1997. From 1992 to 1997, he was a portfolio manager at several other firms.

         NEUBERGER BERMAN MANAGEMENT is the fund's investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. For the 12 months ended 8/31/01, the management/administration fees paid to Neuberger Berman Management were 0.81% of average net assets.

[END SIDE BAR]

         The fund does not charge you any fees for buying, selling, or exchanging Investor Class shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

FEE TABLE
--------------------------------------------------------------------------------

SHAREHOLDER FEES                                                        NONE

--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)*

These are deducted from fund assets, so you pay them indirectly.
               Management fees                                          0.81
PLUS:          Distribution (12b-1) fees                                None
               Other expenses                                           0.99
                                                                        ........
                                                                        ........
EQUALS:        Total annual operating expenses                          1.80
MINUS:         Expense reimbursement                                    0.30
                                                                        ........
                                                                        ........
EQUALS:        Net Expenses                                             1.50
--------------------------------------------------------------------------------
* NEUBERGER BERMAN MANAGEMENT HAS CONTRACTUALLY AGREED TO REIMBURSE CERTAIN EXPENSES OF THE FUND THROUGH 12/31/11, SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE FUND ARE LIMITED TO 1.50% OF AVERAGE NET ASSETS. THIS ARRANGEMENT DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS, AND
    EXTRAORDINARY EXPENSES. THE FUND HAS AGREED TO REPAY NEUBERGER BERMAN MANAGEMENT FOR EXPENSES REIMBURSED TO THE FUND PROVIDED THAT REPAYMENT DOES NOT CAUSE THE FUND'S ANNUAL OPERATING EXPENSES TO EXCEED 1.50% OF ITS AVERAGE NET ASSETS. ANY SUCH REPAYMENT MUST BE MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NEUBERGER BERMAN MANAGEMENT INCURRED THE EXPENSE. THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES.

   EXPENSE EXAMPLE
--------------------------------------------------------------------------------


The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                      1 Year         3 Years         5 Years      10 Years
--------------------------------------------------------------------------------
Expenses               $153             $474           $818         $1,791
--------------------------------------------------------------------------------

F I N A N C I A L  H I G H L I G H T S
----------------------------------------------------------------------------------------------------------------------

Year Ended August 31,                                                                           2000(1)        2001
----------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

Data apply to a single share  throughout each year indicated.  You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.
----------------------------------------------------------------------------------------------------------------------
                  Share price (NAV) at beginning of year                                         10.00        13.44
PLUS:             Income from investment operations
                  Net investment loss                                                           (0.05)        (0.08)
                  Net gains/losses - realized and unrealized                                     3.49         (6.86)
                  Subtotal: income from investment operations                                    3.44         (6.94)
                                                                                              ............ ...........
EQUALS:           Share price (NAV) at end of year                                               13.44         6.50

----------------------------------------------------------------------------------------------------------------------
RATIOS (% of average net assets)
The ratios show the fund's expenses and net investment loss - as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.

Net expenses - actual                                                                           1.50(2)        1.50
Gross expenses(3)                                                                               1.76(2)        1.80
Expenses(4)                                                                                     1.50(2)        1.50
Net investment loss - actual                                                                   (0.81)(2)      (0.86)
----------------------------------------------------------------------------------------------------------------------
OTHER DATA

Total return shows how an investment in the fund would have performed over the period, assuming all distributions were reinvested.  The turnover rate reflects how actively the fund bought and sold securities.

Total return (%)(5)                                                                            34.30(6)      (51.60)
Net assets at end of period (in millions of dollars)                                            43.6          17.5
Portfolio turnover rate (%)                                                                       65          107

----------------------------------------------------------------------------------------------------------------------
For the dates prior to 12/16/00,  the figures  above are from the Investor  Class's  predecessor  feeder fund.  The figures  above prior to fiscal  year 2001 have been  audited by  PricewaterhouseCoopers  LLP,  the fund's  previous independent  accountants.  The  figures  above for  fiscal  year 2001 have been  audited  by KPMG LLP,  the  fund's independent  auditors.  Their  report,  along with full  financial  statements,  appears in the fund's  most recent shareholder report (see back cover).


1 PERIOD FROM 12/6/99 (BEGINNING OF OPERATIONS) TO 8/31/00.   4 SHOWS WHAT EXPENSES WOULD HAVE BEEN IF THERE HAD BEEN
                                                              NO EXPENSE OFFSET ARRANGEMENTS.
2 ANNUALIZED.                                                 5 WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT
                                                              HAD NOT REIMBURSED CERTAIN EXPENSES.
3 SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN     6 NOT ANNUALIZED.
NO EXPENSE REIMBURSEMENT.

YOUR INVESTMENT

SHARE PRICES

         Because Investor Class Shares of the Fund do not have sales charges, the price you pay for each share is the Fund's net asset value per share. The Fund pays you the full share price when you sell shares. If you use an investment provider, that provider may charge fees which are in addition to those described in this prospectus.

         The Fund is open for business every day the New York Stock Exchange is open. The Exchange is closed on all national holidays and Good Friday; Fund shares will not be priced on those days. In general, every buy or sell order you place will go through at the next share price to be calculated after your order has been accepted (see "Maintaining Your Account" for instructions on placing orders). The Fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. eastern time. If you use an investment provider, depending on when it accepts orders, it's possible that the Fund's share price could change on days when you are unable to buy or sell shares.

         Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the Fund could change on days when you can't buy or sell shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

[SIDE BAR]
SHARE PRICE CALCULATIONS

         The price of Investor Class Shares of the Fund is the total value of the assets attributable to Investor Class minus the liabilities attributable to that class, divided by the total number of Investor Class shares outstanding. (As of the date of this prospectus, the Fund has no other classes of shares outstanding). Because the value of the Fund's securities changes every business day, the share price usually changes as well.

         When valuing portfolio securities, the Fund uses market prices. However, in rare cases, events that occur after certain markets have closed may render these prices unreliable.

         When the Fund believes a market price does not reflect a security's true value, the Fund may substitute for the market price a fair-value estimate made according to methods approved by its trustees. The Fund may also use these methods to value certain types of illiquid securities.

[END SIDE BAR]

PRIVILEGES AND SERVICES

         If you purchase Investor Class shares directly from Neuberger Berman Management, you have access to the services listed below. If you are purchasing shares through an investment provider, consult that provider for information about investment services.

         SYSTEMATIC INVESTMENTS - This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 a month or more. You choose the schedule and amount. Your investment money may come from a Neuberger Berman money market fund or your bank account.

         SYSTEMATIC WITHDRAWALS - This plan lets you arrange withdrawals of at least $100 from the Fund on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.

         ELECTRONIC BANK TRANSFERS - When you sell Fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system. This service is not available for retirement accounts.

         INTERNET ACCESS - At WWW.NB.COM, you can make transactions, check your account, and access a wealth of information.

         FUNDFONE(R) - Get up-to-date performance and account information through our 24-hour automated service by calling 800-335-9366. If you already have an account with us, you can place orders to buy, sell, or exchange Fund shares.

[SIDE BAR]
DOLLAR-COST AVERAGING

         Systematic investing allows you to take advantage of the principle of dollar-cost averaging. When you make regular investments of a given amount - say, $100 a month - you will end up investing at different share prices over time. When the share price is high, your $100 buys fewer shares; when the share price is low, your $100 buys more shares. Over time, this can help lower the average price you pay per share.

         Dollar-cost averaging cannot guarantee you a profit or protect you from losses in a declining market. But it can be beneficial over the long term.

[END SIDE BAR]

DISTRIBUTIONS AND TAXES

         DISTRIBUTIONS - The Fund pays out to shareholders any net income and net capital gains. The Fund makes these distributions once a year (in December).

         Unless  you   designate   otherwise,   your  income  and  capital  gain
distributions from the Fund will be reinvested in the Fund. However, if you prefer you may:

         o  receive all distributions in cash

         o  reinvest   capital   gain   distributions,    but   receive   income
            distributions in cash

         Distributions taken in cash can be sent to you by check, by electronic transfer to a designated bank account or invested in Investor Class shares of another NB fund of the same account registration. To take advantage of one of these options, please indicate your choice on your application. If you use an investment provider, you must consult its representative about whether your income and capital gain distributions from the Fund will be reinvested in the Fund or paid to you in cash.

         HOW DISTRIBUTIONS ARE TAXED - Except for tax-advantaged retirement accounts and other tax-exempt investors, all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them. Fund distributions to Roth IRAs, other individual retirement accounts and qualified retirement plans generally are tax free. Eventual withdrawals from a Roth IRA also may be tax free, while withdrawals from other retirement accounts and plans generally are subject to tax.

         Distributions are taxable in the year you receive them. In some cases, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement will help clarify this for you.

         Income distributions and net short-term capital gain distributions are generally taxed as ordinary income. Distributions of other capital gains are generally taxed as long-term capital gains. The tax treatment of capital gain distributions depends on how long the Fund held the securities it sold, not when you bought your shares of the Fund, or whether you reinvested your distributions.

         HOW SHARE TRANSACTIONS ARE TAXED - When you sell or exchange Fund shares, you generally realize a taxable gain or loss. The exception, once again, is tax-advantaged retirement accounts.

[SIDE BAR]
BUYING SHARES BEFORE A DISTRIBUTION

         The money the Fund earns, either as income or as capital gains, is reflected in its share price until it distributes the money. At that time, the amount of the distribution is deducted from the share price. The amount of the distribution is either reinvested in additional Fund shares or paid to shareholders in cash.

         Because of this, if you buy shares just before the Fund makes a distribution, you'll end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

         Generally, if you're investing in a tax-advantaged account, there are no tax consequences to you from a distribution.

TAXES AND YOU

         The taxes you actually owe on distributions and transactions can vary with many factors, such as your tax bracket, how long you held your shares, and whether you owe alternative minimum tax.

         How can you figure out your tax liability on Fund distributions and share transactions? One helpful tool is the tax statement that we or your investment provider send you every January. It details the distributions you received during the past year and shows their tax status. A separate statement covers your share transactions.

         Most  importantly,  consult  your  tax  professional.   Everyone's  tax
situation is different, and your professional should be able to help you answer any questions you may have.

[END SIDE BAR]

MAINTAINING YOUR ACCOUNT

         WHEN YOU BUY SHARES - Instructions for buying shares from Neuberger Berman Management are under "Buying Shares." See "Investment Providers" if you are buying shares through an investment provider. Whenever you make an initial investment in the Fund or add to an existing account (except with an automatic investment), you will be sent a statement confirming your transaction. All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank.

         WHEN YOU SELL SHARES - If you bought your shares from Neuberger Berman Management, instructions for selling shares are under "Selling Shares." See "Investment Providers" if you want to sell shares you purchased through an investment provider. You can place an order to sell some or all of your shares at any time. The proceeds from the shares you sold are generally sent out the next business day after your order is executed, and nearly always within three business days. There are two cases in which proceeds may be delayed beyond this time:

         o in unusual circumstances where the law allows additional time if needed

         o if a check you wrote to buy shares hasn't cleared by the time you sell those shares; clearance may take up to 15 days from the date of purchase

         The Fund does not issue certificates for shares. If you have share certificates from prior purchases, please note that the only way to redeem share certificates is by sending in those certificates. Also, if you lose a certificate, you will be charged a fee to replace it.

         If you think you may need to sell shares soon after buying them, you can avoid the check clearing time (which may be up to 15 days) by investing by wire or certified check.

         In some cases, you will have to place your order to sell shares in writing, and you will need a signature guarantee. These cases include:

         o   when selling more than $50,000 worth of shares

         o when you want the check for the proceeds to be made out to someone other than an owner of record, or sent somewhere other than the address of record

         o when you want the proceeds sent by wire or electronic transfer to a bank account you have not designated in advance

         When selling shares in an account that you do not intend to close, be sure to leave at least $1,000 worth of shares in the account. Otherwise, the Fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and send you any proceeds by mail.

         UNCASHED CHECKS - We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for replacement.

         STATEMENTS AND CONFIRMATIONS - Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

         WHEN YOU EXCHANGE SHARES - You can move money from the Fund to another NB fund through an exchange of shares, or by electing to use your cash distributions from the Fund to purchase Investor Class shares of another NB fund. There are three things to remember when making an exchange:

         o  both accounts must have the same registration

         o you will need to observe the minimum investment and minimum account balance requirements for the fund accounts involved

         o because an exchange is a sale for tax purposes, consider any tax consequences before placing your order

         The exchange privilege can be withdrawn from any investor that we believe is trying to "time the market" or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with fund management and affect costs and performance for other shareholders.

         PLACING ORDERS BY TELEPHONE - Fund investors have the option of placing telephone orders, subject to certain restrictions. On non-retirement accounts, this option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you don't want it.

         Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as the Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

         In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by fax or express delivery.

         OTHER POLICIES - Under certain circumstances, the Fund reserves the right to:

         o  suspend the offering of shares

         o  reject any exchange or investment order

         o  change, suspend, or revoke the exchange privilege

         o  suspend the telephone order privilege

         o satisfy an order to sell fund shares with securities rather than cash, for certain very large orders

         o suspend or postpone your right to sell fund shares on days when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the SEC

         o change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors

[SIDE BAR]
BACKUP WITHHOLDING

         When sending in your application, it's important to provide your Social Security or other taxpayer ID number. If we don't have this number, the IRS requires the Fund to deduct back-up withholding from money you receive from the Fund, whether from selling shares or from distributions. We are also required to withhold based at the current rate money you receive from distributions if the IRS tells us that you are subject to backup withholding.

         If the appropriate ID number has been applied for but is not available (such as in the case of a custodial account for a newborn), you may open the account without a number. However, we must receive the number within 60 days in order to avoid backup withholding. This 60 day grace period is not available on all types of accounts. For information on custodial accounts, call 800-877-9700.

SIGNATURE GUARANTEES

         A signature guarantee is a guarantee that your signature is authentic.

         Most banks, brokers, and other financial institutions can provide you with one. Some may charge a fee; others may not, particularly if you are a customer of theirs.

         A notarized signature from a notary public is not a signature guarantee.

INVESTMENT PROVIDERS

         The Investor Class shares available in this prospectus may also be purchased through certain investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers.

         The fees and policies outlined in this prospectus are set by the Fund and by Neuberger Berman Management. However, if you use an investment provider, most of the information you'll need for maintaining your account will come from that provider. This includes information on how to buy and sell shares, investor services, and additional policies.

         If you use an investment provider, you must contact that provider to buy or sell shares of the Fund described in this prospectus.


         Most investment providers allow you to take advantage of the NB fund exchange program, which is designed for moving money from one NB fund to another through an exchange of shares. See "When You Exchange Shares" for more information.

[END SIDE BAR]

BUYING SHARES

Method                       Things to know

--------------------------------------------------------------------------------
Sending us a check           Your first investment must be at least $1,000

                             Additional investments can be as little as $100

                             We  cannot  accept  cash,  money  orders,   starter
                             checks, or travelers checks

                             You will be responsible for any losses or fees resulting from a bad check; if necessary, we may sell other shares belonging to you in order to cover these losses

                             All checks  must be made out to  "Neuberger  Berman
                             Funds;" we cannot  accept checks made out to you or
                             other parties and signed over to us
--------------------------------------------------------------------------------
Wiring money                 All wires must be for at least $1,000
--------------------------------------------------------------------------------
Exchanging from              All exchanges must be for at least $1,000
another fund
                             Both accounts involved must be registered in the same name, address and tax ID number

                             An exchange  order  cannot be  cancelled or changed
                             once it has been placed
--------------------------------------------------------------------------------
By telephone                 We  do  not  accept   phone   orders  for  a  first
                             investment

                             Additional investments must be for at least $1,000

                             Shares will be purchase at the time we receive your money

                             Not available on retirement accounts
--------------------------------------------------------------------------------
Setting up                   All investments must be at least $100
systematic
investments

Instructions
--------------------------------------------------------------------------------
Fill out the application and enclose your check

If regular first-class mail, address to:
--------------------------------------------------------------------------------

NEUBERGER BERMAN FUNDS
BOSTON SERVICE CENTER
P.O. BOX 8403
BOSTON, MA  02266-8403

If express delivery, registered mail, or certified mail, send to:
NEUBERGER BERMAN FUNDS
C/O STATE STREET BANK AND TRUST COMPANY
66 BROOKS DRIVE
BRAINTREE, MA  02184-3839
--------------------------------------------------------------------------------
Before wiring any money, call 800-877-9700 for an order confirmation

Have your financial institution send your wire to State Street Bank and Trust Company

Include your name, the fund name, your account number and other information as requested
--------------------------------------------------------------------------------
Call 800-877-9700 to place your order

To place an order using FUNDFONE(R), call 800-335-9366
--------------------------------------------------------------------------------
Call 800-877-9700 to notify us of your purchase

Immediately follow up with a wire or electronic transfer

To add shares to an existing account using FUNDFONE(R), call 800-335-9366
--------------------------------------------------------------------------------
Call 800-877-9700 for instructions

[SIDE BAR]
RETIREMENT PLANS

         We offer investors a number of tax-advantaged plans for retirement saving:

         TRADITIONAL IRAS allow money to grow tax-deferred until you take it out at retirement. Contributions are deductible for some investors, but even when they're not, an IRA can be beneficial.

         ROTH IRAS offer tax-free growth like a traditional IRA, but instead of tax-deductible contributions, the withdrawals are tax-free for investors who meet certain requirements.

         Also available: Coverdell Education Savings Account (starting 1/1/02 - Formerly the Education IRA), SEP-IRA, SIMPLE, Keogh, and other types of plans. Consult your tax professional to find out which types of plans may be beneficial for you, then call 800-877-9700 for information on any Neuberger Berman retirement plan.

[END SIDE BAR]

SELLING SHARES

Method                       Things to know
--------------------------------------------------------------------------------
Sending us a letter          Unless  you tell us  otherwise,  we will  mail your
                             proceeds by check to the address of record, payable to the registered owner(s)

                             If you have designated a bank account on your application, you can request that we wire the proceeds to this account; if the total balance in all of your Neuberger Berman fund accounts is less than $200,000, you will be charged an $8.00 fee

                             You can also request that we send the proceeds to your designated bank account by electronic transfer without fee

                             You may need a signature guarantee
--------------------------------------------------------------------------------
Sending us a fax             For amounts of up to $50,000

                             Not  available  if you have  changed the address on
                             the account by phone, fax, or postal address change
                             in the past 15 days
--------------------------------------------------------------------------------
Calling in your              All  phone  orders  to sell  shares  must be for at
order                        least $1,000, unless you are closing out an account

                             Not available if you have declined the phone option or are selling shares in a retirement account

                             Not  available  if you have  changed the address on
                             the account by phone, fax, or postal address change
                             in the past 15 days
--------------------------------------------------------------------------------
Exchanging into              All exchanges must be for at least $1,000
another fund
                             Both accounts involved must be registered in the same name, address and tax ID number

                             An exchange  order  cannot be  cancelled or changed
                             once it has been placed
--------------------------------------------------------------------------------
Setting up                   For  accounts  with at least $5,000 worth of shares
systematic                   in them
withdrawals                  Withdrawals must be at least $100
--------------------------------------------------------------------------------
Redemption fee               There is no redemption fee for Fund shares.

Instructions
--------------------------------------------------------------------------------
Send us a letter requesting us to sell shares signed by all registered owners; include your name, account number, the fund name, the dollar amount or number of shares you want to sell, and any other instructions

If regular first-class mail, address to:
NEUBERGER BERMAN FUNDS
BOSTON SERVICE CENTER
P.O. BOX 8403
BOSTON, MA  02266-8403

If express delivery, registered mail, or certified mail, send to:
NEUBERGER BERMAN FUNDS
C/O STATE STREET BANK AND TRUST COMPANY
66 BROOKS DRIVE
BRAINTREE, MA  02184-3839
--------------------------------------------------------------------------------
Write a request to sell shares as described above

Call 800-877-9700 to obtain the correct fax number
--------------------------------------------------------------------------------
Call 800-877-9700 to place your order

Give your name, account number, the fund name, the dollar amount or number of shares you want to sell, and any other instructions

To place an order using FUNDFONE(R), call 800-335-9366
--------------------------------------------------------------------------------
Call 800-877-9700 to place your order

To place an order using FUNDFONE(R), call 800-335-9366
--------------------------------------------------------------------------------
See page 16 or call 800-877-9700 for more information

[SIDE BAR]
INTERNET CONNECTION

         Investors with Internet access can enjoy many valuable and time-saving features by visiting us on the World Wide Web at WWW.NB.COM.

         The site offers complete information on all NB funds, current performance data, and an Investment Education Center with interactive worksheets for college and retirement planning. Also available are relevant news items, tax information, portfolio manager interviews, and related articles.

         As a Neuberger Berman funds shareholder, you can use the web site to access account information and even make secure transactions - 24 hours a day.

[END SIDE BAR]

FUND STRUCTURE

         The Fund uses a "multiple class" structure. As of the date of this prospectus, the Fund offers one class of shares, the Investor Class.

[SIDE BAR]
CONVERSION TO THE EURO

         Like other mutual funds, the NB funds could be affected by problems relating to the conversion of European currencies into the Euro, which extends from 1/1/99 to 7/1/02.

         At Neuberger Berman, we are taking steps to ensure that our own computer systems are compliant with Euro issues and to determine that the systems used by our major service providers are also compliant. We are also making efforts to determine whether companies in the NB funds' portfolios will be affected by this issue.

         At the same time, it is impossible to know whether the ongoing conversion, which could disrupt fund operations and investments if problems arise, has been adequately addressed until the conversion is completed.

[END SIDE BAR]

NEUBERGER BERMAN CENTURY FUND
INVESTOR CLASS SHARES

         o  No load
         o  No sales charges
         o  No 12b-1 fees

         If you'd like further details on this Fund, you can request a free copy of the following documents:

SHAREHOLDER REPORTS - Published twice a year, the shareholder reports offer information about the fund's recent performance, including:

         o A discussion by the portfolio manager about strategies and market conditions
         o  Fund performance data and financial statements
         o  Complete portfolio holdings

STATEMENT OF ADDITIONAL INFORMATION - The SAI contains more comprehensive information on this Fund, including:

         o  Various types of securities and practices, and their risks
         o  Investment limitations and additional policies
         o  Information about the Fund's management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

[SIDE BAR]
OBTAINING INFORMATION

         You can obtain a shareholder report, SAI, and other information from:

NEUBERGER  BERMAN  MANAGEMENT  INC 605 Third  Avenue  2nd  Floor  New  York,  NY
10158-0180

800-877-9700
212-476-8800

Web site:
WWW.NB.COM

Email:
QUESTIONS@NB.COM

         You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to PUBLICINFO@SEC.GOV or by writing to the SEC's Public Reference Section, Washington DC 20549-0102. They are also available from the EDGAR Database on the SEC's website at WWW.SEC.GOV.

         You may also view and copy the documents at the SEC's Public Reference Room in Washington. Call 202-942-8090 for information about the operation of the Public Reference Room.
[END SIDE BAR]

Investment Manager:
NEUBERGER BERMAN MANAGEMENT INC.

Sub-Adviser:
NEUBERGER BERMAN, LLC

Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180